Intangible assets, net - Estimated amortization expense (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Future amortization of intangible assets
2023	¥ 14,268
2024	14,268
2025	14,268
2026	10,838
2027	6,482
Thereafter	20,113
Total	¥ 80,237	$ 11,633	¥ 68,308